UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2021

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission	(IRS Employer
	incorporation or organization)	File Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of incorporation or	(Commission File	(IRS Employer Identification No.)
	organization)	Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company (Corporate Office Properties Trust) ☐

Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Corporate Office Properties Trust ☐

Corporate Office Properties, L.P. ☐

Item 7.01.	Regulation FD Disclosure.

On March 9, 2021, Corporate Office Properties Trust (“COPT”) issued a press release announcing the pricing of the previously announced cash tender offer for any and all of the outstanding 3.600% Senior Notes due 2023 of Corporate Office Properties, L.P. (“COPLP”), fully and unconditionally guaranteed by COPT.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and the information contained once accessible through the website indicated above, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of COPT or COPLP under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On March 3, 2021, COPT and COPLP entered into an underwriting agreement (the “Underwriting Agreement”) by and among themselves and Wells Fargo Securities, LLC, Barclays Capital Inc., BofA Securities, Inc. and Citigroup Global Markets Inc., acting on behalf of themselves and as representatives of the several underwriters listed on Schedule I thereto, in connection with COPLP’s issuance and sale of $600,000,000 aggregate principal amount of 2.750% Senior Notes due 2031. COPT and COPLP filed a prospectus supplement in connection with the offering, dated March 3, 2021, filed with the Securities and Exchange Commission on March 5, 2021.

The Underwriting Agreement contains various representations, warranties and agreements by COPLP, conditions to closing, indemnification rights and obligations of the parties. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated as of March 3, 2021, by and among Corporate Office Properties Trust, Corporate Office Properties, L.P., Wells Fargo Securities, LLC, Barclays Capital Inc., BofA Securities, Inc. and Citigroup Global Markets Inc., acting on behalf of themselves and as representatives of the several underwriters listed on Schedule I thereto.
99.1	Press Release, dated March 9, 2021, issued by Corporate Office Properties Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	March 9, 2021	Dated:	March 9, 2021